EXHIBIT 10.18

North Bay Bancorp 2006 Executive Bonuses

Executive Officer

Title

2006 Bonus

Terry L. Robinson

President and CEO North Bay Bancorp;

$70,000

CEO The Vintage Bank

Glen C. Terry

President, The Vintage Bank

$57,225

John A. Nerland

Executive Vice President of

$66,500

North Bay Bancorp and

Chief Credit Officer of

The Vintage Bank

Michael W. Wengel

Executive Vice President and Chief

$32,600

Financial Officer of North Bay Bancorp

and The Vintage Bank

Stephanie Rode

Senior Vice President and Compliance/

$41,000

Risk Manager for The Vintage Bank